SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  May 18, 2011

BIO-AMD, INC.
 (Exact name of registrant as specified in its charter)

Nevada	000-52601	20-5242826
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3rd Floor, 14 South Molton Street London, UK	W1K 5QP
(Address of principal executive offices)	(Zip Code)

+44(0)8445-861910
(Registrant’s telephone number, including area code)

Flex Fuels Energy, Inc.
(Former name if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events

Attached hereto as Exhibit 99.1 is a press release issued on May 18, 2011 by Bio-AMD, Inc., f/k/a Flex Fuels Energy, Inc. (the “Company”), announcing that FINRA has approved the change of the Company’s name to Bio-AMD, Inc. and its trading symbol to “BIAD” effective at the opening of business on May 18, 2011.

Item 9.01                      Financial Statements and Exhibits

 (d)           Exhibits:

Exhibit No.	Exhibit Description

99.1	Press Release dated May 18, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bio-AMD, Inc.

Dated: May 18, 2011	By:	/s/Tom Barr
Name: Tom Barr
Title: Chief Executive Officer